UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   July 11, 2013

JBI, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Iroquois St Niagara Falls, NY		14303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (716) 278-0015

N/A

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Section 2 - Financial Information

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On July 11, 2013, the Board of Directors of JBI, Inc. (the “Company”) approved a reduction in force of approximately 15 employees, constituting approximately 25% of the Company’s workforce, whose employment will be terminated as part of an overall plan to reduce the Company’s cost structure.  The Company estimates it will incur approximately $40,000 in total restructuring expenses, all of which is expected to result in future cash expenditures. The Company expects to recognize these restructuring charges of approximately $40,000 in the quarter ended September 30, 2013. These costs consist of severance and other employee-related costs.

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected financial effect of the actions described herein and related estimate of costs. Statements that may be considered forward-looking include statements incorporating terms such as "expects," "believes," "intends," "estimates", "forecasts," "anticipates," "may," "should", and similar terms that relate to future events, performance, or results of the Company. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the historical experience of the Company and management's present expectations or projections, including unexpected adjustments made in connection with the preparation and review of the Company's financial statements. Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and management undertakes no obligation to update publicly any of them in light of new information or future events.

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Company’s actions disclosed in Item 2.05, Tony Bogolin, the President and CEO of the Company, and Matthew Ingham, the Chief Financial Officer of the Company, each have waived their right to receive the bonus that became payable to each of them on the first anniversary of their respective employment agreements. The value of the bonuses waived was $11,232 and $8,124, respectively.

Section 9 — Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBI, Inc.

July 16, 2013	By:	/s/ Matthew J. Ingham
	Name:	Matthew J. Ingham
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release.